UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2026
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Blue Owl Digital Infrastructure Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56758	33-5055663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On May 18, 2026, indirect wholly-owned subsidiaries of Blue Owl Digital Infrastructure Trust, a Maryland statutory trust (the “Trust”), entered into three separate Membership Interest Purchase Agreements (each, a “Purchase Agreement” and collectively, the “Purchase Agreements”) to acquire 100% of the membership interests in three entities (collectively, the “Transactions”) from unaffiliated third parties (collectively, the “Sellers”). The Transactions involve three separate closings, and the closing of any one Transaction is not conditioned upon the closing of any other.

GCDC 1

Pursuant to the Purchase Agreement between NVA11A LLC (“Purchaser 1”), an indirect subsidiary of the Trust, and US GCDC Phase 1 Holdings LLC, Purchaser 1 has agreed to acquire one hundred percent (100%) of the membership interests in GCDC Purchaser Phase 1 LLC (“GCDC 1 Property Owner”) for an aggregate purchase price of approximately $860.6 million, subject to customary closing adjustments and any amounts required by law to be withheld. By acquiring the membership interests, Purchaser 1 will indirectly acquire the GCDC 1 Property Owner’s fee interest in a data center facility located in Gainesville, Virginia (“Property 1”). Property 1 is a 72 megawatt data center facility that is 100% leased to a hyperscale customer. The closing of the Transaction is expected to occur in the second quarter of 2026, subject to the terms and conditions set forth in the Purchase Agreement.

GCDC 2

Pursuant to the Purchase Agreement between NVA11B LLC (“Purchaser 2”), an indirect subsidiary of the Trust, and US GCDC Phase 2 Holdings LP, Purchaser 2 has agreed to acquire one hundred percent (100%) of the membership interests in GCDC Purchaser Phase 2 LLC (“GCDC 2 Property Owner”) for an aggregate purchase price of approximately $1.1 billion, subject to customary closing adjustments and any amounts required by law to be withheld. By acquiring the membership interests, Purchaser 2 will indirectly acquire the GCDC 2 Property Owner’s fee interest in a data center facility in Gainesville, Virginia (“Property 2”). Property 2 is a 72 megawatt data center facility that is 100% leased to a hyperscale customer. The closing of the transaction is expected to occur in the first quarter of 2027, subject to the terms and conditions set forth in the Purchase Agreement.

GCDC 3

Pursuant to the Purchase Agreement between NVA11C LLC (“Purchaser 3”), an indirect subsidiary of the Trust, and US GCDC Phase 3 Holdings LP, Purchaser 3 has agreed to acquire one hundred percent (100%) of the membership interests in GCDC Purchaser Phase 3 LLC (“GCDC 3 Property Owner”). As of the date of the Purchase Agreement, the purchase price is estimated to be $893.7 million, subject to final determination based on the terms set forth in the Purchase Agreement and subject to customary closing adjustments and any amounts required by law to be withheld. By acquiring the membership interests, Purchaser 3 will indirectly acquire the GCDC 3 Property Owner’s fee interest in a data center facility located in Gainesville, Virginia (“Property 3”). Property 3 is a 54 megawatt data center facility that is 100% leased to a hyperscale customer. The closing of the Transaction is expected to occur in the fourth quarter of 2026, subject to the terms and conditions set forth in the Purchase Agreement.

The Transactions

The Transactions are expected to be funded through a combination of cash on hand (which primarily consists of proceeds from the Trust’s private offering) and new property-level debt that the Trust is currently negotiating.

The Transactions contemplated by the Purchase Agreements described herein are separate and independent transactions, and the closing under any Purchase Agreement is not conditioned upon, and need not occur simultaneously with, the consummation of any other Purchase Agreement. The termination of any one Purchase Agreement does not, in and of itself, terminate any other Purchase Agreement or give rise to a right to terminate any other Purchase Agreement. The Purchase Agreements contain representations and warranties that are customary for transactions of this type. The closings of the Transactions contemplated by the Purchase Agreements are subject to the terms and conditions of each Purchase Agreement, including, but not limited to, the Sellers’ satisfaction of various closing conditions contained in the Purchase Agreements and the delivery of the required documents at closing. There is no assurance that closings will occur on the terms described above or at all.

Cautionary Note Regarding Forward-Looking Statements

This Current Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to risks and uncertainties. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements can be identified by the use of forward-looking words such as “outlook,” “target,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” “anticipates,” “foresees” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. Actual outcomes and results could differ materially from those suggested by this Current Report due to the impact of a number of known and unknown risks, uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity, as well as other important factors, many of which are outside the Trust’s control. Additional important factors are described under the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025, and in other periodic reports we subsequently file with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in our periodic filings and in this Current Report. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this Current Report. The Trust assumes no obligation to update or revise any such forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Digital Infrastructure Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: May 22, 2026